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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 20, 1996 appearing on page 33 of Pharmacyclics, Inc.'s Annual Report on Form 10-K for the year ended June 30, 1996.


/s/  Price Waterhouse LLP
     PRICE WATERHOUSE LLP

San Jose, California
February 7, 1997